                        Supplement dated June 27, 2003 to
                        Prospectus dated May 1, 2003 for:
                   PINNACLE FLEXIBLE PREMIUM VARIABLE ANNUITY
             IQ THE SMART ANNUITY FLEXIBLE PREMIUM VARIABLE ANNUITY
                   ANNUICHOICE SINGLE PREMIUM VARIABLE ANNUITY
              GRANDMASTER FLEX 3 FLEXIBLE PREMIUM VARIABLE ANNUITY
                                    issued by
                    NATIONAL INTEGRITY LIFE INSURANCE COMPANY
                                   through its
                             Separate Account I and
                               Separate Account II

     On June 25, 2003, the Securities and Exchange Commission issued a Notice of Application for Order Pursuant to Section 26(c) of the Investment Company Act of 1940 approving the proposed substitution of shares of (i) the Putnam VT International Equity Fund for the Touchstone International Equity Fund and (ii) the Touchstone Money Market Fund for the Fidelity VIP Money Market Portfolio, within the variable insurance products referenced above (the "Contracts"). The final Order is expected to be issued on or around July 21, 2003.

     The Touchstone International Equity Fund and the Fidelity VIP Money Market Fund are referred to herein as "Replaced Funds." The Putnam VT International Equity Fund and the Touchstone Money Market Fund are referred to herein as "Replacement Funds."

     The Replaced Funds will not be available as investment options under the Contracts after the date of the substitutions, and no additional amounts may be allocated to those subaccounts on or after the date of the substitutions. The substitutions are expected to take place on or around July 25, 2003. Your account value will not change as a result of the substitutions.

     The reason for the proposed substitution of the Touchstone International Equity Fund is that the Touchstone International Equity Fund has been unable to gather sufficient assets to be operationally efficient and has underperformed its peer group. The Putnam VT International Equity Fund, which will replace the Touchstone International Equity Fund, has a historical performance that exceeds that of the Touchstone International Equity Fund.

     The reason for the proposed substitution of the Fidelity VIP Money Market Portfolio is to eliminate the offering of overlapping funds (funds with similar investment objectives and strategies) in the Contracts. All money market assets will be consolidated in the Touchstone Money Market Fund.

     Contract owners who have amounts allocated to the Replaced Funds may reallocate those amounts

     -  out of Replaced Funds prior to the date of the substitutions, or
     - out of the Replacement Funds within 30 days after the date of the substitutions to any other investment options under the Contracts, without the imposition of any transfer charge or limitation and without reducing the number of free transfers that may be made in a given contract year.